               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                   The R.O.C. Taiwan Fund
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

--------------------------------------------------------------------------------
THE R.O.C. TAIWAN FUND                                               May 3, 2000
c/o Citigate Dewe Rogerson, 1440 Broadway, 16th Floor, New York, New York 10018,
Telephone: 1-800-343-9567


Dear Shareholders:

    You are cordially invited to attend the Annual Meeting of Shareholders (the 'Meeting') of The R.O.C. Taiwan Fund (the 'Trust'), which will be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 22nd Floor, 1285 Avenue of the Americas, New York, New York on Thursday, June 29, 2000, at 9:30 a.m., New York City time. A formal notice and a Proxy Statement regarding the Meeting, a proxy card for your vote at the Meeting and a postage prepaid envelope in which to return your proxy are enclosed.

    At the Meeting, shareholders will:

     (i) Elect three trustees, each to serve for a term expiring on the date of the 2003 Annual Meeting of Shareholders or the special meeting in lieu thereof;

     (ii) Consider and take action upon a proposal to ratify the selection by the Board of Trustees of KPMG Peat Marwick as independent public accountants of the Trust for its fiscal year ending December 31, 2000; and

    (iii) Consider whether to approve the conversion of the Trust from a closed-end investment company into an open-end investment company and certain related matters.

    The Board of Trustees recommends that you vote for the nominees for trustee named in the accompanying Proxy Statement, in favor of proposal (ii) and against proposal (iii).

    Whether or not you plan to attend the Meeting in person, it is important that your shares be represented and voted. After reading the enclosed notice and Proxy Statement, please complete, date, sign and return the enclosed proxy card at your earliest convenience. Your return of the proxy card will not prevent you from voting in person at the Meeting should you later decide to do so.

    If you are a beneficial owner holding shares through a broker-dealer, please note that, under the rules of the New York Stock Exchange, broker-dealers may not vote your shares on the proposal described in paragraph (iii) above without your instructions. In addition, if you are a beneficial owner holding shares through a bank or trust company nominee, you may find that such nominee will not vote your shares in respect of some or all of the matters to be considered at the Meeting without your instructions. Accordingly, the Board of Trustees of the Trust urges all beneficial owners of shares who are not also record owners of such shares to contact the institutions through which their shares are held and give appropriate instructions, if necessary, to vote their shares. The Trust will also be pleased to cooperate with any appropriate arrangement pursuant to which beneficial owners desiring to attend the Meeting may be identified as such and admitted to the Meeting as shareholders.

    Time will be provided during the Meeting for discussion, and shareholders present will have an opportunity to ask questions about matters of interest to them.

                                 Respectfully,

             Theodore S.S. Cheng                                Michael Ding
             Theodore S.S. Cheng                                Michael Ding
                   Chairman                                      President

IMPORTANT MATTERS WILL BE CONSIDERED AT THE MEETING, AND YOUR VOTE MAY BE NECESSARY TO INSURE THE PRESENCE OF A QUORUM AT THE MEETING. ACCORDINGLY, ALL SHAREHOLDERS, REGARDLESS OF THE SIZE OF THEIR HOLDINGS, ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, OR TO GIVE APPROPRIATE INSTRUCTIONS TO PERSONS HOLDING SHARES OF RECORD ON THEIR BEHALF, PROMPTLY.

                             THE R.O.C. TAIWAN FUND
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 29, 2000

To the Shareholders of
The R.O.C. Taiwan Fund:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the 'Meeting') of The R.O.C. Taiwan Fund (the 'Trust') will be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 22nd Floor, 1285 Avenue of the Americas, New York, New York on Thursday, June 29, 2000 at 9:30 a.m., New York City time, for the following purposes:

    1. To elect three trustees, each to serve for a term expiring on the date of the 2003 Annual Meeting of Shareholders or the special meeting in lieu thereof.

    2. To consider the ratification of the selection by the Board of Trustees of KPMG Peat Marwick as independent public accountants of the Trust for its fiscal year ending December 31, 2000.

    3. To consider whether to approve the conversion of the Trust from a closed-end investment company into an open-end investment company and certain related matters.

    4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The Board of Trustees has fixed the close of business on Friday, April 28, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders are entitled to one vote for each share of beneficial interest of the Trust held of record on the record date with respect to each matter to be voted upon at the Meeting.

    You are cordially invited to attend the Meeting. All shareholders are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose, which does not require any postage if mailed in the United States. If you are able to attend the Meeting, you may, if you wish, revoke the proxy and vote personally on all matters brought before the Meeting. The enclosed proxy is being solicited by the Board of Trustees of the Trust.


                                       BY ORDER OF THE BOARD OF TRUSTEES

                                           James M. Wang, Secretary
May 3, 2000

                             THE R.O.C. TAIWAN FUND
                                PROXY STATEMENT

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the 'Board of Trustees' or the 'Board') of The R.O.C. Taiwan Fund (the 'Trust') for use at the Annual Meeting (the 'Meeting') of holders (the 'Shareholders') of shares of beneficial interest of the Trust (the 'Shares') to be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 22nd Floor, 1285 Avenue of the Americas, New York, New York on Thursday, June 29, 2000 at 9:30 a.m., New York City time, and at any adjournment thereof.


    This Proxy Statement and the accompanying proxy are first being mailed to Shareholders on or about May 8, 2000. Any Shareholder giving a proxy has the power to revoke it by mail (addressed to Marc E. Perlmutter, Assistant Secretary of the Trust, at the Trust's address at c/o Citigate Dewe Rogerson, Inc., 1440 Broadway, 16th Floor, New York, New York 10018) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received by mail on or before the close of business on June 28, 2000 or delivered personally at the Meeting will be voted as specified in such proxies or, if no specification is made, for the nominees for election named, in favor of proposal II and against proposal III described below in this Proxy Statement.


    The Board of Trustees has fixed the close of business on Friday, April 28, 2000 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders of record will be entitled to one vote for each Share. No Shares have cumulative voting rights for the election of trustees.

    As of the record date, the Trust had outstanding 32,698,976 Shares. Abstentions and 'non-votes' will be counted as present for all purposes in determining the existence of a quorum. (A 'non-vote' occurs when a nominee (typically, a broker-dealer) holding shares for a beneficial owner attends a meeting with respect to such shares (in person or by proxy) but does not vote on one or more proposals because the nominee does not have discretionary voting power with respect thereto and has not received instructions from the beneficial owner.) One third of the Trust's outstanding Shares, present in person or represented by proxy at the Meeting, will constitute a quorum for the transaction of business at the Meeting. The affirmative vote of a plurality of the Shares present or represented by proxy and voting on the matter in question at the Meeting will be required at the Meeting to elect the nominees for election as trustees and for the ratification of KPMG Peat Marwick as independent public accountants of the Trust. Proposal III below would require for its adoption the affirmative vote of a majority of all outstanding Shares.

    Abstentions and 'non-votes' will not have the effect of votes in opposition to the election of a trustee or 'no' votes on the proposed ratification of the selection of the independent public accountants of the Trust. However, because proposal III below would require for its adoption the affirmative vote of a majority of all outstanding Shares, abstentions and 'non-votes' will have the effect of votes in opposition to the adoption of proposal III.

    International Investment Trust Company Limited, the investment adviser and manager of the Trust (the 'Adviser'), knows of no business other than that mentioned in proposals I, II and III below that will be presented for consideration at the Meeting. If any other matter is properly presented, the persons named in the enclosed proxy will vote in accordance with their discretion.

    According to a statement on Schedule 13G dated February 10, 2000, as of December 31, 1999 City of London Investment Management Company Limited ('City of London Limited'), 10 Eastcheap, London EC3M ILX England, had, as investment adviser to clients whose portfolios were managed by it, sole voting and dispositional power over 2,973,600 Shares, or 9.09% of the outstanding Shares. In addition, according to a statement on Schedule 13G dated the same date, as of December 31, 1999 City of London Investment Management Group ('City of London Group'), of the same address, held, as parent of City of London Limited and of City of London Unit Trust Managers Limited, 3,298,600 Shares (including the 2,973,600 Shares held by City of London Limited), or 10.09% of the outstanding Shares, with respect to which City of London Group held, as such parent, sole voting and dispositional power.


    The Adviser's address is 17th Floor, 167 Fu Hsing North Road, Taipei, Taiwan, Republic of China. The address of Citigate Dewe Rogerson, Inc., which provides certain administrative services for the Trust, is 1440 Broadway, 16th Floor, New York, New York 10018.


                            I. ELECTION OF TRUSTEES

    The trustees of the Trust are divided into three classes, each having a term of three years; the term of one class expires each year. The persons named in the accompanying proxy will, in the absence of contrary instructions, vote all proxies FOR the election of the three nominees listed below as trustees of the Trust. Each of Messrs. Kuczynski and Wang currently is a trustee of the Trust and, if reelected, will serve for a term expiring on the date of the 2003 Annual Meeting of Shareholders or the special meeting in lieu thereof. Mr. Collins, who is not currently a trustee of the Trust, also will, if elected, serve for a term expiring on the date of the 2003 Annual Meeting of Shareholders or the special meeting in lieu thereof. If any nominee should be unable to serve (an event not now anticipated), the proxies will be voted for such person, if any, as is designated by the Board of Trustees to replace such nominee.

    The Board of Trustees has nominated Mr. Collins for election to the Board position vacated by Mr. Li-Yin Kung, who will retire from the Board of Trustees in June 2000 after having served as a trustee since the inception of the Trust in 1989. Mr. Collins previously was a practicing attorney and currently is a managing director of the ChinaVest Group, a private investment company that invests in China, Taiwan and Hong Kong. He has had extensive business experience in each of those countries and also serves as director of Stream Machine Corporation, a chip design and manufacturing company, and Halcyon Software Corporation, a migration software company.

INFORMATION CONCERNING NOMINEES

    The following table sets forth certain information concerning each of the nominees for election as a trustee of the Trust.


------------------------------------------------------------------------------------------------------------------------
                                                                            Principal Occupation and Business Experience
                                                                             (including all Directorships) during the
    Name and Address of              Position with the Trust and               Past Five Years and Other Positions
       Nominee (Age)                  Term of Office as Trustee                with Affiliated Persons of the Trust
------------------------------------------------------------------------------------------------------------------------
  Edward B. Collins (57)     None                                           Managing Director, ChinaVest Group, since
  ChinaVest LLC                                                             1995; Director, Stream Machine Corporation,
  160 Sansome Street                                                        since 1999; Director, Halcyon Software
  18th Floor                                                                Corporation, since 1999
  San Francisco, CA 94104
  U.S.A.

  Pedro-Pablo                Trustee since 1989 and until the 2000 Annual   President and Chief Executive Officer,
  Kuczynski (61)             Meeting of Shareholders or the special         Latin America Enterprise Fund Managers,
  Grand Bay Plaza            meeting in lieu thereof                        LLC, since 1998; President and Chief
  2665 S. Bayshore Drive                                                    Executive Officer, Latin America Enterprise
  Suite 1101                                                                Capital Corporation, since 1995; President
  Coconut Grove, Florida                                                    and Chief Executive Officer, Westfield
  33133                                                                     Capital Ltd., since 1992; Director,
  U.S.A.                                                                    Siderurgica Argentina S.A.; Director, BHP
                                                                            Tintaya; Member of the International
                                                                            Advisory Board, Toyota Motor Corporation;
                                                                            Director, Stein S.A.; Director, Cosapi,
                                                                            S.A.; Chairman of the Board and Director,
                                                                            Edelnor S.A.; Chairman, First Boston
                                                                            International, and Managing Director, The
                                                                            First Boston Corporation, 1982-92

  * Gregory Kuo-Hua          Trustee since 1989 and until the 2000 Annual   President, United World Chinese Commercial
  Wang (67)                  Meeting of Shareholders or the special         Bank, Taipei, Taiwan, since 1989; Chairman,
  65, Kuanchien Road         meeting in lieu thereof                        Seaward Leasing Ltd.; Vice Chairman, Grand
  Taipei, Taiwan, R.O.C.                                                    Pacific Petrochemical Corporation; Managing
                                                                            Director, Bankers Institute of the R.O.C.;
                                                                            Managing Director, Bankers Association of
                                                                            the R.O.C.; Managing Director, Chinese
                                                                            National Association of Industry &
                                                                            Commerce; Managing Director, National
                                                                            Credit Card Center of the R.O.C.; Director,
                                                                            UWCB Futures Corp.; Director, Wyse
                                                                            Technology Inc.; Director, Taiwan
                                                                            Real-Estate Management Co.; Chief
                                                                            Supervisor, Taipei Foreign Exchange Market
                                                                            Development Foundation; Supervisor, Taipei
                                                                            Forex Inc.; Governor, Taipei World Trade
                                                                            Center Club
------------------------------------------------------------------------------------------------------------------------
  * Trustee considered by the Trust's counsel to be an 'interested person' (as defined in the Investment Company Act of
    1940, as amended (the 'Investment Company Act')) of the Trust. Mr. Wang is deemed to be an interested person because of his affiliation with United World Chinese Commercial Bank, which owns 4.77% of the Adviser's outstanding common stock.


    Mr. Wang, who is a citizen and resident of the R.O.C., is neither a citizen nor a resident of the United States. There can be no assurance that Mr. Wang will have any assets in the United States that could be attached in connection with any action, suit or proceeding to enforce the provisions of U.S. securities laws. The Trust has been advised by its R.O.C. counsel that an R.O.C. court will enforce liabilities predicated solely upon U.S. securities laws if (i) the court properly obtained jurisdiction, (ii) there was proper service of process,
(iii) the judgment does not contravene public order or good morals and (iv) the judgments of R.O.C. courts are reciprocally recognized by U.S. courts.

INFORMATION CONCERNING OTHER TRUSTEES

    The names and addresses of the trustees of the Trust (other than the trustees who are also nominees referred to above) are set forth below, together with their positions, principal occupations and business experience during the past five years.


------------------------------------------------------------------------------------------------------------------------
                                                                            Principal Occupation and Business Experience
                                                                             (including all Directorships) during the
    Name and Address of              Position with the Trust and               Past Five Years and Other Positions
       Nominee (Age)                  Term of Office as Trustee                with Affiliated Persons of the Trust
------------------------------------------------------------------------------------------------------------------------
  * Theodore S.S. Cheng (69)   (i) Trustee since 1989 and until the 2001      Chairman and Director of the Adviser since
  167 Fu Hsing North Road      Annual Meeting of Shareholders or the          1999 and 1987-1993; Consultant to the
  Taipei, Taiwan, R.O.C.       special meeting in lieu thereof; and (ii)      Advisor, 1993-1999; Chairman, China United
                               Chairman of the Trust since 1989               Trust & Investment Corporation and Taipei
                                                                              Financial Center Corp., Taipei, Taiwan
                                                                              since 1997; President, The International
                                                                              Commercial Bank of China, Taipei, Taiwan,
                                                                              1987-1997; Director, Grand Cathay
                                                                              Securities Co., Ltd., since 1988

  * Daniel K. L. Chiang (44)   Trustee since 1994 and until the 2002 Annual   Chief Investment Officer, Aetna Life
  18th Floor                   Meeting of Shareholders or the special         Insurance Co. of America -- Taiwan Branch,
  210, Sec. 1, Keelung Road    meeting in lieu thereof                        since 1999; President of the Trust,
  Taipei, Taiwan, R.O.C.                                                      1994-99; President of the Adviser,
                                                                              1997-1999; Executive Vice President of the
                                                                              Adviser, 1993-96; Vice President of the
                                                                              Adviser, 1987-93

  David N. Laux (72)           Trustee since 1992 and until 2001 Annual       President, US-Taiwan Business Forum, since
  1700 N. Moore Street Suite   Meeting of Shareholders or the special         2000; President, US-ROC (Taiwan) Business
  1703                         meeting in lieu thereof                        Council, 1990-2000; Director, BPI
  Arlington, Virginia 22209                                                   Packaging Technology, Inc.; Chairman and
  U.S.A.                                                                      Managing Director, American Institute in
                                                                              Taiwan, 1987-90; Director of Asian
                                                                              Affairs, National Security Council, the
                                                                              White House, 1982-86

  Alfred F. Miossi (77)        Trustee since 1992 and until the 2001 Annual   Retired since 1987; Executive Vice
  2511 Kenilworth Avenue       Meeting of Shareholders or the special         President, Continental Illinois National
  Wilmette, Illinois 60091     meeting in lieu thereof                        Bank & Trust Company of Chicago
  U.S.A.                                                                      ('Continental'), 1971-87; Head of
                                                                              International Financial Services at
                                                                              Continental, 1985-87; Director of
                                                                              International Affairs at Continental,
                                                                              1980-85

  Robert P. Parker (58)        Trustee since 1998 and until the 2002 Annual   Chairman, Allegro Capital, Inc., since
  2 Embarcadero Center,        Meeting of Shareholders or the special         1997; Partner, McCutchen, Doyle, Brown &
  Suite 200                    meeting in lieu thereof                        Enersen, 1988-97
  San Francisco, California
  94111
  U.S.A.
------------------------------------------------------------------------------------------------------------------------
  * Trustee considered by the Trust's counsel to be an 'interested person' (as defined in the Investment Company Act) of the Trust. Mr. Cheng is deemed to be an interested person of the Trust because of his affiliation with the Adviser.
    Mr. Chiang is deemed to be an interested person of the Trust because of his former affiliation with the Adviser.


    None of the trustees of the Trust beneficially owned any Shares at March 31, 2000.

    The Board of Trustees of the Trust held four regularly scheduled meetings, and the Audit Committee held two regularly scheduled meetings, during the fiscal year ended December 31, 1999. Mr. Wang attended fewer than 75 percent of the meetings of the Board of Trustees.

    The Trust's Board of Trustees has an Executive Committee, which, subject to certain restrictions, may exercise all powers and authority of the Board between meetings of the Board. The current members of the Executive Committee are Messrs. Theodore S.S. Cheng, Daniel K.L Chiang, Pedro-Pablo Kuczynski and Gregory Kuo-Hua Wang. The Executive Committee did not meet during the fiscal year ended December 31, 1999.


    The Board of Trustees has an Audit Committee, the current members of which are Messrs. Li-Yin Kung (who will be retiring as a trustee at the Meeting), David N. Laux, Alfred F. Miossi and Robert P.

Parker. The responsibilities of the Audit Committee include, among other things, participation in the selection of the independent public accountants of the Trust, review of financial statements of the Trust prior to their submission to the trustees and of other accounting matters of the Trust, monitoring the relationship of the Trust with the Adviser and review of the administration of the Adviser's and the Trust's respective Codes of Ethics and the Adviser's Policy and Procedures to Prevent Insider Trading. The Audit Committee held two meetings during the fiscal year ended December 31, 1999. At those meetings the Audit Committee, among other things, (i) reviewed the audited financial statements of the Trust for its 1998 fiscal year, (ii) approved the selection of KPMG Peat Marwick as the Trust's independent public accountants for its 1999 fiscal year, (iii) discussed the status of the Trust's information systems and related interfaces with respect to the Year 2000 issue and (iv) reviewed the investment management arrangements between the Trust and the Adviser, including the management fee payable by the Trust to the Adviser.



    The Board of Trustees has a Nominating Committee, the current members of which are Messrs. Pedro-Pablo Kuczynski, David N. Laux, Alfred F. Miossi and Robert P. Parker. Mr. Gregory Kuo-Hua Wang was a member of the Nominating Committee until February 2000, and Messrs. Kuczynski and Parker became members of the Committee at that time. The Nominating Committee exercises such responsibilities as may be charged to it by the Board of Trustees of the Trust from time to time and will consider, when appropriate, recommendations submitted by Shareholders. The Nominating Committee held one meeting during the fiscal year ended December 31, 1999. At that meeting, which was held in December, and at a meeting in February 2000 the Committee considered several candidates to succeed Mr. Kung upon his retirement from the Board of Trustees and determined to recommend Mr. Collins for the position.


OFFICERS OF THE TRUST

    The following is a list of the officers of the Trust. The Chairman and the President each holds office until his successor is duly elected and qualified, and all other officers hold office at the direction of the trustees.

    Theodore S.S. Cheng: For information concerning Mr. Cheng, see 'Information Concerning Other Trustees' above.

    Michael Ding (Age 42): President of the Trust since September 1999 and Portfolio Manager of the Trust at the Adviser since July 1999; Senior Vice President of the Adviser since March 1999. From March 1999 until July 1999, Mr. Ding was Deputy Portfolio Manager of the Trust at the Adviser. From 1996 to 1999, Mr. Ding served as Chief Economist and Head of Research at Citicorp International Securities Ltd. in Taipei. From 1994 to 1996, Mr. Ding served as Head of Research and Information for the Greater China Region at McKinsey & Co., Ltd. From 1991 to 1994, Mr. Ding was an associate professor at the Graduate School of Management at the National Taiwan University of Science and Technology.


    James M. Wang (Age 43): Secretary, Treasurer and Chief Financial Officer of the Trust since May 1996 and from December 1992 to February 1996. Senior Vice President of the Adviser since March 1999. Vice President - Finance of the Adviser from September 1996 to March 1999. From April 1992 to February 1996 and from April 1996 to August 1996, Mr. Wang also served as Accounting Manager of the Adviser. From February 1996 to April 1996, Mr. Wang served as Director of Finance and Administration of International Paper Taiwan, Ltd.

    Dirk Bennett (Age 53): Assistant Vice President and Assistant Secretary of the Trust since 1996. Mr. Bennett has been Manager of the Research Department of the Adviser since 1992.

    Marc E. Perlmutter (Age 47): Assistant Vice President and Assistant Secretary of the Trust since 1996. Mr. Perlmutter has been a partner of the law firm of Paul, Weiss, Rifkind, Wharton & Garrison, U.S. legal counsel to the Trust, since prior to 1995.

    Edwin C. Laurenson (Age 51): Assistant Vice President and Assistant Secretary of the Trust since 1996. Mr. Laurenson has been a partner in the New York office of the law firm of Baker & McKenzie since March 2000. He was securities counsel to the law firm of Paul, Weiss, Rifkind, Wharton & Garrison, U.S. legal counsel to the Trust, from 1996 to March 2000 and was a principal attorney employed by such firm from prior to 1995 until 1996.

TRUSTEE AND OFFICER COMPENSATION

-----------------------------------------------------------------------------------------
                                                              Total Compensation
                                                               from the Trust
Name of Person                                                Paid to Trustees(1)(2)
-----------------------------------------------------------------------------------------
Theodore S.S. Cheng(3)                                                    --
Daniel K.L. Chiang(3)                                                     --
Pedro-Pablo Kuczynski                                                   $16,000
Li-Yin Kung(4)                                                          $25,738
David N. Laux                                                           $16,000
Alfred F. Miossi                                                        $17,393
Robert P. Parker                                                        $21,792
Gregory Kuo-Hua Wang(3)                                                   --
-----------------------------------------------------------------------------------------

(1) The trustees of the Trust do not receive any pension or retirement benefits from the Trust or the Adviser.
(2) With respect to service in 1999, each trustee of the Trust who was not affiliated with the Adviser was entitled to recieve fees, paid by the Trust, of $1,000 for each Board of Trustees meeting or committee meeting attended and an annual trustee's fee of $10,000, as well as reimbursement for spousal travel expenses in connection with Trustees' meeting attendance. The Adviser, which supervises the Trust's investments and pays the compensation and certain expenses of the personnel and certain other interested persons of the Adviser who serve as trustees and/or officers of the Trust, receives an investment advisory fee.
(3) The trustees of the Trust who are officers of the Adviser, or who are otherwise deemed to be interested persons (as defined in the Investment Company Act) of the Adviser, receive no remuneration from the Trust.
(4) Mr. Kung will retire from the Board of Trustees in June 2000.

        II. RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    At a meeting held on February 22, 2000, the Board of Trustees of the Trust, including a majority of the trustees who were not interested persons of the Trust as defined in the Investment Company Act, selected, by vote cast in person, KPMG Peat Marwick to act as independent public accountants of the Trust for the fiscal year ending December 31, 2000. The Trust knows of no direct or material indirect financial interest of such firm in the Trust. One or more representatives of KPMG Peat Marwick are expected to be present at the Meeting and will have an opportunity to make a statement if they so wish. Such representatives are expected to be available to respond to appropriate questions from Shareholders.

    KPMG Peat Marwick audited the financial statements for the year ended December 31, 1999 included in the Trust's annual report to Shareholders and, in connection with its audit services, also reviewed certain of the Trust's filings with the United States Securities and Exchange Commission.

    The selection of KPMG Peat Marwick by the Board of Trustees as independent public accountants of the Trust is subject to ratification by the Shareholders at the Meeting. The persons named in the accompanying proxy will, in the absence of contrary instructions, vote all proxies IN FAVOR OF the ratification of the selection of KPMG Peat Marwick as independent public accountants of the Trust for the fiscal year ending December 31, 2000.

    THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK AS THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2000.

       III. CONVERSION OF THE TRUST FROM A CLOSED-END INVESTMENT COMPANY
                       TO AN OPEN-END INVESTMENT COMPANY

BACKGROUND AND SUMMARY


    The Trust is registered as a closed-end investment company under the Investment Company Act and has operated as a closed-end fund since the reorganization of The Taiwan (R.O.C.) Fund (which was an open-end fund not registered in the United States) into the Trust on May 19, 1989. The Trust's Amended and Restated Declaration of Trust (the 'Declaration of Trust') and By-Laws provide that the Board of Trustees is required to submit to the Shareholders at their next annual meeting a binding resolution to convert the Trust into an open-end investment company if the Shares trade on the New York Stock Exchange (the 'NYSE') at an average discount from their net asset value ('NAV') of more than 10% during any twelve-week period beginning after the most recent such vote (which in the current case occurred at last year's annual meeting). For these purposes the average variation of the trading price of the Shares from their NAV is determined on the basis of such variances as of the last trading day in each week. The affirmative vote of a majority of the outstanding Shares is required for the adoption of such a resolution.


    By the terms of the Declaration of Trust, this requirement became effective on June 1, 1992, and since then the Shareholders have voted on such a resolution four times, in 1995, 1997, 1998 and 1999. In each instance the Board recommended that Shareholders vote against the resolution to convert the Trust into an open-end investment company, and such resolution was not adopted by the Shareholders. In the most recent vote, on June 3, 1999, 6.24% of the outstanding Shares were voted in favor of the proposal, 19.22% were voted against, and 74.54% were either not present at the meeting or were not voted on that particular matter.


    After last year's vote, the Shares, like those of most other country funds, continued to trade at a discount. During each of the twelve-week periods beginning June 4, 1999 and ended April 30, 2000, the Shares traded at an average discount of greater than 10%. Such average discount ranged from 12.45% for the week ended September 17, 1999 to 18.03% for the week ended April 28, 2000. Thus, the Board of Trustees is required to submit to the Shareholders the proposal described herein.



    On May 3, 2000, the most recent trading date before the printing of this Proxy Statement, the Shares' trading price on the NYSE closed at a discount to NAV of 13.77%. Conversion would eliminate the trading market in the Shares and provide each Shareholder with a continuing opportunity to redeem his Shares at their NAV. However, for the reasons described below, the Board of Trustees recommends that Shareholders vote against this proposal, which will be adopted, as provided in the Declaration of Trust, only if approved by holders of a majority of the outstanding Shares.


    At meetings on December 8, 1999 and February 22, 2000, the Board of Trustees of the Trust reviewed, as it has in the past, information concerning the legal, operational and practical differences between closed-end and open-end investment companies, the Trust's performance to date as a closed-end fund, the historical relationship between the market price of the Shares and their NAV, and the possible effects of conversion on the Trust. At its meeting on February 22, 2000, the Board, including a majority of the trustees who are not interested persons (as defined in the Investment Company Act) of the Trust, unanimously concluded that it is in the best interests of the Trust and the Shareholders that the Trust remain a closed-end investment company.

    The Board of Trustees and the Adviser continue to believe that conversion to an open-end investment company could adversely affect the functioning of the Trust's investment operations and its investment performance, as described below under 'Effect of Conversion on the Trust -- Portfolio Management.' They also believe that conversion could expose the Trust to the risk of a substantial reduction in its size and a corresponding loss of economies of scale and increase in its expenses as a percentage of NAV, as described below under 'Effect of Conversion on the Trust -- Potential Increase in Expense Ratio and Decrease in Size.'

    In deciding how to recommend that the Shareholders vote on this matter, the Board of Trustees took note of the fact that, since the inception of the Trust in 1989 (although not in the last several years), the Shares frequently have traded at a premium above NAV. (See below under 'Differences Between Open-end and Closed-end Investment Companies -- Fluctuation of Capital; Redeemability of Shares; Elimination of Discount and Premium.') The Shares' average annual discount/premium (determined by comparing the Shares' NAV to their closing price on the NYSE on each trading day) by year is as follows:


                                                    DISCOUNT(-)/
YEAR                                                  PREMIUM
----                                              --------------
1989 (May 12 to December 31)....................           2.71%
1990............................................          -9.47%
1991............................................          -3.28%
1992............................................           4.40%
1993............................................           3.46%
1994............................................           0.75%
1995............................................           1.66%
1996............................................           2.95%
1997............................................         -17.17%
1998............................................         -17.54%
1999............................................         -13.87%
2000 (January 1 to May 3).......................         -16.97%


    The Board of Trustees believes that eliminating the possibility of a discount would not justify the fundamental changes that conversion would entail to the Trust's portfolio management and operations, the risk of reduced size and the potential adverse effect on the Trust's investment performance. In order to reduce or eliminate the discount without impairing the Trust's closed-end format and the benefits it derives therefrom, the Adviser has sought to increase awareness about the

Trust through Shareholder and market communications and meetings with securities analysts and market professionals in the investment community specializing in the closed-end funds sector. While the Adviser's efforts in this respect have not eliminated the Shares' recent tendency to trade at a discount to NAV, the Board of Trustees believes that such efforts have been beneficial.

    In addition, in 1991 the Board of Trustees authorized a periodic share repurchase program under Rule 10b-18 under the Securities Exchange Act of 1934, pursuant to which purchases of Shares may be made by the Trust when the Shares trade at a discount to their NAV. Purchases under that program were made during the second half of 1991 and during May through July of 1997, and such purchases could be recommenced at any time after appropriate notice to Shareholders. However, the trustees believe, based upon both the Trust's own experience and information that the trustees have reviewed from time to time with respect to share repurchase programs implemented by other closed-end funds, that additional purchases of Shares by the Trust are unlikely to affect the discount to NAV at which the Shares may otherwise trade. In addition, any such purchases by the Trust would have the effect of reducing the funds available to the Trust for investment in the Taiwan market. Accordingly, the Board of Trustees currently has no plan or intention of causing the Trust to make further such purchases.

    Shareholders also have the opportunity to purchase additional Shares in the market at the discounted price when the Shares trade below their NAV. The Shares' NAV at the end of each week is published in compilations of such information for all closed-end funds in publications such as The Wall Street Journal, The New York Times and Barron's; the daily NAV at the close of the preceding trading day in Taiwan can be obtained by calling the Trust at 1-800-343-9567 or by accessing the Trust's website at www.roctaiwanfund.com.

    If this proposal is not approved, the Shares continue to trade at a discount and the average discount is again greater than 10% during a twelve-week period beginning after the date of the Meeting, the Board of Trustees and the Shareholders will have an opportunity to consider again converting the Trust into an open-end investment company. (The Board of Trustees may also decide at any time to present to the Shareholders the question of whether the Trust should be converted to an open-end investment company; however, under the Declaration of Trust such a voluntary submission would require the approval of two-thirds of the outstanding Shares for its adoption.)

    As described below under 'Measures to be Adopted if the Trust Becomes an Open-end Fund -- Redemption Fee,' if the Shareholders vote to convert the Trust into an open-end fund, the Board of Trustees may cause the Trust to impose a fee payable to the Trust on all redemptions of up to 0.50% of redemption proceeds for a period of up to nine months from conversion.

DIFFERENCES BETWEEN OPEN-END AND CLOSED-END INVESTMENT COMPANIES


    1. Fluctuation of Capital; Redeemability of Shares; Elimination of Discount and Premium. Closed-end investment companies generally do not redeem their outstanding shares or engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The shares of closed-end investment companies are normally bought and sold in the securities market at prevailing market prices, which may be equal to, less than or more than NAV. From May 12, 1989 to May 3, 2000 the Shares traded on the NYSE at prices ranging from 31.55% below NAV (on April 27, 1990) to 35.36% above NAV (on December 31,
1993). The Shares most recently traded at a premium to their NAV on January 30, 1998. On May 3, 2000, the most recent trading date before the printing of this Proxy Statement, the closing price of a Share on the NYSE was 13.77% below its NAV. Although it is now possible, subject to certain restrictions, for both institutions and individuals outside Taiwan to invest directly in R.O.C. stocks, the Board of Trustees believes that most foreign investors continue to invest in the R.O.C. market through a managed intermediary like the Trust. These developments (particularly the ability of foreign individuals to invest directly) have been in effect only since 1996, however, and additional alternatives to the Trust can be expected to develop as vehicles for investment in R.O.C. securities by investors outside the R.O.C., which could have the effect of reducing or eliminating (or changing to a discount) any premium, or increasing any discount, at which the Shares trade in relation to their NAV.



    By contrast, open-end investment companies in the United States, commonly referred to as mutual funds, issue redeemable securities with respect to which, traditionally, no secondary trading market has been permitted to develop. (Although this has very recently changed with the establishment of a small group of exchange-traded open-end funds, it remains true that the vast majority of open-end funds, both in number and total assets, do not offer secondary market trading in their shares.) Except during periods when the NYSE is closed or trading thereon is restricted, or when redemptions may otherwise be suspended in an emergency as permitted by the Investment Company Act, the holders of these redeemable securities have the right to surrender them to the mutual fund and obtain in return their proportionate share of the mutual fund's NAV at the time of the redemption (less any redemption fee charged by the fund or contingent deferred sales charge imposed by the fund's distributor).



    Most mutual funds also continuously issue new shares to investors at a price based upon their shares' NAV at the time of issuance. Accordingly, an open-end fund experiences continuing inflows and outflows of cash and may experience net sales or net redemptions of its shares.



    Upon conversion of the Trust into an open-end investment company, Shareholders who wished to realize the value of their Shares would be able to do so by redeeming their shares at NAV (less the possible temporary redemption fee discussed below under 'Measures to be Adopted if the Trust becomes an Open-end Fund -- Redemption Fee'). The trading market for the Shares would be eliminated, and with it the discount from NAV at which the Shares have periodically tended to trade on the NYSE. Conversion would also eliminate, however, any possibility that the Shares could trade at a premium over NAV. (See the chart on page 8 for information with regard to the periods during which the Shares have, on the average, traded at a premium to their NAV.)



    2. Cash Reserves. Because closed-end investment companies are not required to meet redemptions, their cash reserves can be substantial or minimal, depending on the investment manager's investment strategy. The managers of many open-end investment companies, on the other hand, believe it desirable to maintain cash reserves adequate to meet anticipated redemptions without prematurely liquidating their portfolio securities. Although many open-end funds operate successfully in this environment, the maintenance of larger cash reserves required to operate prudently as an open-end investment company when net redemptions are anticipated may reduce an open-end investment company's ability to achieve its investment objective by limiting its investment flexibility and the scope of its investment opportunities. In addition, open-ended investment companies are subject to a requirement that no more than 15% of their net assets may be invested in securities that are not readily marketable or are otherwise considered to be illiquid. However, the Trust currently does not invest in, nor does it anticipate investing in, illiquid securities to any material extent.



    3. Raising Capital. Closed-end investment companies may not issue new shares at a price below NAV except in rights offerings to existing shareholders, in payment of distributions and in certain other limited circumstances. Accordingly, the ability of closed-end funds to raise new capital is restricted, particularly at times when their shares are trading at a discount to NAV. The shares of open-end investment companies, on the other hand, are offered by such companies (in most cases continuously) at NAV, or at NAV plus a sales charge, and the absence of a secondary trading market generally makes it impossible to acquire such shares in any other way.



    4. NYSE Delisting; State and Federal Fees on Sales of Shares. If the Trust converted to an open-end fund, the Shares would immediately be delisted from the NYSE. Some investment managers believe that the listing of an investment company on a U.S. stock exchange, particularly the NYSE, represents a valuable asset, especially in terms of attracting non-U.S. investors. Delisting would save the Trust annual NYSE fees of approximately $32,000; but the absence of a stock exchange listing, combined with the need to issue new Shares when investors wish to increase their holdings, would have the effect of requiring the Trust to pay federal and state fees on sales of Shares, except to the extent that the underwriter of such sales paid some or all of such fees. Any net savings or increased cost to the Trust because of the different expenses would not, however, be expected to materially affect the Trust's expense ratio.



    5. Underwriting; Brokerage Commissions or Sales Charges on Purchases and Sales. Open-end investment companies typically seek to sell new shares on a continuous basis in order to offset redemptions and avoid shrinkage in size. Shares of 'load' open-end investment companies are normally offered and sold through a principal underwriter, which deducts a sales charge from the purchase price at the time of purchase or from the redemption proceeds at the time of redemption, or receives a distribution fee from the fund, or both, to compensate it and securities dealers for sales and marketing services (see 'Measures to be Adopted if the Trust Becomes an Open-end Fund -- Underwriting and Distribution' below). Shares of 'no-load' open-end investment companies are sold at NAV, without a sales charge, with the fund's investment adviser or an affiliate normally bearing the cost of sales and marketing from its own resources. Shares of closed-end investment companies, on the other hand, are bought and sold in secondary market transactions at prevailing market prices subject to the brokerage commissions charged by the broker-dealer firms executing such transactions.



    6. Shareholder Services. Open-end investment companies typically provide more services to shareholders and may incur correspondingly higher shareholder servicing expenses. One service that is generally offered by open-end funds is enabling shareholders to transfer their investment from one fund into another fund that is part of the same 'family' of open-end funds at little or no cost to the shareholders. The Trust has engaged in no discussions with any family of funds to become a part of such family, and there can be no assurance that the Trust would be able to make such an arrangement if the Shareholders voted to convert the Trust to an open-end fund. If the requisite majority of the Shareholders approve this proposal, the Board of Trustees would weigh the cost of any particular service against the anticipated benefit of such service. The Board of Trustees has no current view as to which, if any, Shareholder services it would seek to make available to Shareholders and implement as part of the Trust's joining a family of funds or otherwise.



    7. Leverage. Open-end investment companies are prohibited by the Investment Company Act from issuing 'senior securities' representing indebtedness (i.e., bonds, debentures, notes and other similar securities), other than indebtedness to banks with respect to which there is asset coverage of at least 300% for all borrowings, and may not issue preferred stock. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness when the 300% asset coverage test is met, may issue preferred stock subject to a 200% asset coverage test and are not limited to borrowings solely from banks. This greater ability to issue senior securities gives closed-end investment companies more flexibility in 'leveraging' their shareholders' investments than is available to open-end investment companies. This difference is not likely to be of importance with respect to the Trust, however, because the Trust's fundamental investment policies (which may be changed only with Shareholder consent) forbid it to borrow more than 5% of its NAV (a restriction that would continue to apply if the Trust were an open-end fund). Although the Declaration of Trust permits the Board of Trustees to create and issue preferred stock, the trustees have no intention of doing so.



    8. Annual Shareholders Meetings. The Trust is organized as a Massachusetts business trust under the terms of the Declaration of Trust. As a closed-end investment company listed on the NYSE, the Trust is required by the rules of the NYSE to hold annual meetings of its Shareholders. This requirement would cease upon a delisting of the Shares from the NYSE. A provision in the Declaration of Trust provides that, if the Trust were converted to an open-end investment company, the Declaration of Trust could be amended to provide that the Trust would no longer be required to hold annual meetings. However, no vote is being sought on such a proposal at this time. If the Trust were no longer required to hold annual meetings of Shareholders, it would still be required by the Investment Company Act to have periodic meetings to approve certain matters and, under certain circumstances, to elect trustees. (See the discussion below under 'Measures to be Adopted if the Trust Becomes an Open-end Fund -- Effect on the Trust's Declaration of Trust.') The Trust would save the cost of annual meetings, which management estimates to be approximately $35,000 per year; however, these savings would not be expected to materially affect the Trust's expense ratio.



    9. Reinvestment of Dividends and Distributions. Like the plans of many other closed-end funds, the Trust's Dividend Reinvestment Plan (the 'Plan') permits Shareholders to elect to reinvest their dividends and distributions on a different basis than would be the case if the Trust converted to an open-end investment company. Currently, if the Shares are trading at a discount, the agent for the Plan will attempt to buy as many of the Shares as are needed for this purpose on the NYSE or elsewhere. This permits a reinvesting Shareholder to benefit by purchasing additional Shares at a discount, and this buying activity may tend to lessen any discount. If Shares are trading at a premium, reinvesting Shareholders are issued Shares at the higher of NAV and 95% of the market price. As an open-end investment company, all dividends and distributions would be reinvested at NAV.



    10. Capital Gains. The treatment of capital gains required under the Code may be disadvantageous to non-redeeming stockholders of an open-end fund. Although the fund's manager may be able to sell portfolio securities at a price that does not reflect a taxable gain in order to raise cash to satisfy redeeming stockholders, a mutual fund that is required to sell portfolio securities may realize a net capital gain if the fund's basis in the portfolio securities sold is less than the sale price obtained. The Code imposes both an income tax and an excise tax on a regulated investment company's net capital gain (regardless of whether the fund is open-end or closed-end) unless the gain is distributed to all stockholders, including non-redeeming stockholders. Furthermore, in order to make a capital gain distribution, a fund may need to sell additional portfolio securities, thereby reducing further its size and, possibly, creating additional capital gain.

EFFECT OF CONVERSION ON THE TRUST

    In addition to the inherent characteristics of open-end investment companies described above, the Trust's conversion to an open-end investment company would potentially have the consequences described below.


    1. Portfolio Management. As noted above, a closed-end investment company operates with a relatively fixed capitalization while the capitalization of an open-end investment company fluctuates depending upon whether it experiences net sales or net redemptions of its shares. Although the data on the subject are unclear, some observers believe that open-end funds tend to have larger net sales near market highs and larger net redemptions near market lows. To the extent that this is true, if the Trust were to convert to an open-end investment company, the Adviser might be faced with a need to invest new monies near market highs and to sell portfolio securities in a falling market when it might otherwise wish to invest. Because the Trust is a closed-end fund, however, the Adviser currently is not required to invest new monies or liquidate portfolio holdings at what may be inopportune times, and can manage the Trust's portfolio with a greater emphasis on long-term considerations.


    The Board of Trustees also believes that the closed-end format is better suited than the open-end format to the Trust's investment objective of achieving long-term capital appreciation through investment primarily in publicly traded equity securities of R.O.C. issuers. The Board of Trustees believes that, notwithstanding developments in Taiwan that have had the effect of liberalizing restrictions on investment by foreign investors in the Taiwan securities market, investor psychology towards Taiwan remains susceptible of rapid and extreme swings that would be likely to have a material and unpredictable impact on inflows and outflows from the Trust if it were to become an open-end fund. The Board of Trustees believes that the Adviser can better pursue the Trust's long-term investment objective without short-term pressures to invest new monies or liquidate portfolio holdings at times when the Adviser's investment style would dictate doing otherwise. Furthermore, the Board of Trustees believes that a need for the Trust to maintain some level of cash reserves to fund redemptions could restrict the Trust's ability to remain fully invested in equity securities in circumstances in which the Adviser otherwise thought it advantageous to be so invested.


    2. Potential Increase in Expense Ratio and Decrease in Size. Conversion to an open-end investment company would raise the possibility of the Trust suffering substantial redemptions of Shares, particularly in the period immediately following the conversion, although the potential temporary redemption fee of up to 0.50% described below under 'Measures to be Adopted if the Trust Becomes an Open-end Fund' might reduce the number of initial redemptions that would otherwise occur. Unless the Trust's principal underwriter, if any, were able to generate sales of new Shares sufficient to offset these redemptions or the performance of the Trust's investments was sufficiently favorable to offset net redemptions, the size of the Trust would be expected to shrink. (See 'Measures to be Adopted if the Trust Becomes an Open-end Fund -- Underwriting and Distribution.') Because certain of the Trust's operating expenses are fixed and others (including the fees paid by the Trust to the Adviser) decline as a percentage of the Trust's NAV as the NAV increases, a decrease in the Trust's asset size would likely increase the ratio of its operating expenses to its income and net assets and, as a result, decrease the Trust's net income per Share. Such a decrease in size would also result in a reduction in the amount of fees paid by the Trust to the Adviser and could result in a decision by the Board of Trustees to terminate and liquidate the Trust (or by the Adviser not to continue to act as such) if the amount of the Trust's assets were reduced such that it was no longer considered economically feasible for the Trust to continue to carry on business.

    3. Possible Sales of Portfolio Securities. If the Trust were to experience substantial redemptions of Shares following its conversion to an open-end investment company, it would probably not have sufficient cash reserves to fund such redemptions and therefore could be required to sell portfolio securities and incur increased transaction costs in order to raise cash to meet such redemptions. Any net gains resulting from sales of portfolio securities effected to fund cash redemption obligations would normally be distributed to all Shareholders, thereby further reducing the size of the Trust, and would be taxable to them. See 'Differences Between Open-end and Closed-end Investment Companies -- Capital Gains' above.

    4. Conversion Costs. The process of converting the Trust to an open-end investment company would involve legal and other expenses to the Trust, including the preparation of a registration statement under the Securities Act of 1933 (see 'Measures to be Adopted if the Trust Becomes an Open-end
Fund -- Timing' below) and the payment of necessary fees with respect to such registration statement and the sale of Shares in various states. The Board of Trustees has been advised that these conversion expenses, which would be paid by the Trust and would result in a one-time increase in the Trust's current expense ratio, could be expected to total at least $150,000. Because the Trust is unable to determine at this time the actual costs that would be involved, it is possible that the conversion expenses would be substantially higher.

MEASURES TO BE ADOPTED IF THE TRUST BECOMES AN OPEN-END FUND

    If the Shareholders voted to convert the Trust to an open-end fund, the Board of Trustees may take the following actions.


    1. Redemption Fee. In order to reduce the number of redemptions of the Shares immediately following conversion (thereby reducing any disruption of the Trust's normal portfolio management), and to offset the brokerage and other costs of such redemptions, for a period of up to nine months following the Trust's conversion to an open-end investment company, the Board of Trustees may decide that the Trust should impose a fee, to be retained by the Trust, of up to 0.50% of the redemption proceeds payable by the Trust on all redemptions. While not required, such a fee would be similar to fees that have been proposed by other funds considering a conversion from closed-end to open-end status.


    2. Underwriting and Distribution. If the Shareholders voted to convert the Trust to an open-end investment company, the Board would consider whether to select a principal underwriter of the Shares. The Shares could be offered and sold directly by the Trust itself, and by any other broker-dealers who enter into selling agreements with the principal underwriter. The Trust has engaged in no discussions with prospective principal underwriters, and there can be no assurance regarding whether satisfactory arrangements with a principal underwriter would be achieved. The Board of Trustees reserves the right to cause the Trust to enter into an underwriting agreement with a principal underwriter in such form and subject to such conditions as the Board of Trustees deems desirable. If a principal underwriter were selected, there could be no assurance that any such broker-dealer firms would be able to generate sufficient sales of Shares to offset redemptions, particularly in the initial months following conversion.

    3. Effect on the Trust's Declaration of Trust. The Declaration of Trust provides that, if the Shareholders voted to change the Trust's subclassification under the Investment Company Act from a closed-end investment company to an open-end investment company, provisions in the Declaration of Trust (set forth in Exhibit A to this Proxy Statement) would become effective that authorize the issuance of redeemable securities at NAV and provide that the outstanding Shares will be redeemable at the option of the Shareholders. In addition, the Declaration of Trust provides that if the Trust becomes an open-end fund and is no longer required by stock exchange rules to hold annual meetings for the election of trustees, the Board of Trustees may submit a proposal, which may be adopted by vote of a majority of the Trust's outstanding Shares, that the Trust cease to hold annual meetings of its Shareholders and that it eliminate its staggered Board of Trustees. These actions would have the consequence of requiring Shareholders' meetings to be held only when required by the Investment Company Act, either for the election of trustees (if a majority of the trustees in office were not elected by the Shareholders) or to approve specific matters in accordance with the Investment Company Act's requirements.

    4. Timing. If the Shareholders voted to convert the Trust to an open-end investment company, a number of steps would be required to implement such conversion, including the preparation, filing and effectiveness of a registration statement under the Securities Act of 1933 covering the offering of the Shares and the negotiation and execution of a new or amended agreement with the Trust's transfer agent. It is anticipated that such conversion would become effective no later than December 31, 2000 and that the discount, if any, at which the Shares trade in relation to their NAV would be reduced in anticipation of the ability to redeem Shares at NAV upon the completion of the conversion. The provisions of the Declaration of Trust set forth in Exhibit A would become effective simultaneously with the effectiveness of the registration statement referred to above under the Securities Act of 1933.

    THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST CONVERSION OF THE TRUST FROM A CLOSED-END INVESTMENT COMPANY INTO AN OPEN-END INVESTMENT COMPANY. The persons named in the accompanying proxy will, in the absence of contrary instructions, vote all proxies AGAINST this proposal.

                                 MISCELLANEOUS

    Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers or employees of the Adviser. The Trust has also retained MacKenzie Partners, Inc. to assist in the solicitation of proxies from Shareholders at an anticipated cost of $8,000 plus reimbursement of out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies that may be solicited by such officers or employees or by MacKenzie Partners, Inc. in person, by telephone or by facsimile will be borne by the Trust. The Trust will reimburse banks, brokers and other persons holding Shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such Shares.


    THE TRUST'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1999, INCLUDING FINANCIAL STATEMENTS, WAS MAILED ON OR ABOUT MARCH 3, 2000 TO SHAREHOLDERS OF RECORD ON FEBRUARY 29, 2000. HOWEVER, A COPY OF THIS REPORT WILL BE PROVIDED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST. PLEASE CALL 1-800-343-9567 OR WRITE TO THE TRUST AT C/O CITIGATE DEWE ROGERSON, 1440 BROADWAY, 16TH FLOOR, NEW YORK, NEW YORK 10018 TO REQUEST THE REPORT.


    In the event that a quorum is not obtained for the transaction of business at the Meeting by June 29, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies in order to obtain such a quorum. Any such adjournment would require the affirmative vote of the holders of a majority of the Shares voting that are present in person or by proxy at the session of the Meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment if it is required. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    To the knowledge of the Trust, certain individuals or organizations reported below, which during 1999 were affiliated persons (as defined in the Investment Company Act) of the Adviser, did not make timely filings, or failed to make filings, required during or with respect to 1999 by rules of the United States Securities and Exchange Commission pursuant to Section 30(h) of the Investment Company Act, with respect to holdings of, or transactions during 1999 or prior years in, shares of the Trust. The Kuomintang, which controls Central Investment Holding Co., Ltd. ('CIHC') and Asia Pacific Holdings Corp. ('Asia Pacific'), affiliated persons of the Adviser, indirectly controls 24.37% of the Adviser's outstanding voting securities, but has failed to make any filings of Forms 3, 4 or 5. However, CIHC and Asia Pacific did make timely filings (or have provided statements in lieu of required filings). In addition, if CIHC, Asia Pacific and the Kuomintang are deemed to be controlling persons of the Adviser, then persons controlled by CIHC, Asia Pacific or the Kuomintang would be required to file statements on Forms 3, 4 and 5 with respect to ownership of, or transactions in, shares of the Trust. No such persons have made any such filings. Finally, during 1999 Messrs. Fan-Chih Wu, a director of the Adviser, and Stephen Chen, a Senior Vice President of the Adviser, failed to make timely filings on Form 3 upon their assumption of such positions with the Adviser. Messrs. Wu and Chen subsequently made the required filings, however; they have not engaged in any transactions concerning the Trust's shares since their appointments and, therefore, were not required to make any filings on Form 4.

                             SHAREHOLDER PROPOSALS


    Any proposal by a Shareholder intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Trust at c/o Citigate Dewe Rogerson, 1440 Broadway, 16th Floor, New York, New York 10018 not later than January 4, 2001. The Board of Trustees will consider whether any such proposal should be submitted to a Shareholder vote in light of applicable rules and interpretations promulgated by the U.S. Securities and Exchange Commission; but a Shareholder's timely submission of a proposal will not automatically confer a right to have that proposal presented for a vote at the Trust's 2001 Annual Meeting.


                                               BY ORDER OF THE BOARD OF TRUSTEES

                                               James M. Wang
                                               Secretary


c/o Citigate Dewe Rogerson
1440 Broadway
16th Floor
New York, New York 10018
May 3, 2000

                                                                       EXHIBIT A

                 ARTICLE X OF THE TRUST'S DECLARATION OF TRUST

                                  REDEMPTIONS

    In the event that the Shareholders of the Trust vote to convert the Trust from a 'Closed-end company' to an 'Open-end company'. . . , the following provisions shall, upon the effectiveness of such conversion, become effective:

        SECTION 10.1. REDEMPTIONS. All outstanding Shares may be redeemed at the option of the holders thereof, upon and subject to the terms and conditions provided in this Article X. The Trust shall, upon application of any Shareholder or pursuant to authorization from any Shareholder, redeem or repurchase from such Shareholder outstanding Shares for an amount per Share determined by the Trustees in accordance with any applicable laws and regulations; provided that (a) such amount per Share shall not exceed the cash equivalent of the proportionate interest of each Share in the assets of the Trust attributable thereto at the time of the redemption or repurchase and (b) if so authorized by the Trustees, the Trust may, at any time and from time to time, charge fees for effecting such redemption or repurchase, at such rates as the Trustees may establish, as and to the extent permitted under the 1940 Act, and may, at any time and from time to time, pursuant to the 1940 Act, suspend such right of redemption. The procedures for and fees, if any, chargeable in connection with the effecting and suspending redemption of Shares shall be as set forth in the prospectus filed as part of the Trust's effective Registration Statement with the Commission from time to time. Payment will be made in such manner as described in such prospectus.

        SECTION 10.2. REDEMPTIONS OF ACCOUNTS. The Trustees may redeem Shares of any Shareholder at a redemption price determined in accordance with Section
    10.1 if, immediately following a redemption of Shares for any reason, the aggregate net asset value of the Shares in such Shareholder's account is less than an amount determined by the Trustees. If the Trustees redeem Shares pursuant to this Section 10.2, a Shareholder will be notified that the value of his account is less than such amount and be allowed sixty (60) days to make an additional investment before the redemption is processed.

                                                                     APPENDIX 1
                                                                     PROXY CARD

                            THE R.O.C. TAIWAN FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 29, 2000

The undersigned hereby appoints Michael Ding and James M. Wang, or each or either of them, as Proxies of the undersigned, with full power of substitution to each of them, to vote all shares of The R.O.C. Taiwan Fund (the 'Trust') which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust (the 'Meeting') to be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 22nd Floor, 1285 Avenue of the Americas, New York, New York on Thursday, June 29, 2000 at 9:30 a.m., New York City time, and at any adjournment thereof, in the manner indicated on the reverse side and, in their discretion, on any other business that may properly come before the Meeting or any such adjournment.

  PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

 Please sign exactly as your name(s) appear(s) on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                                    DO YOU HAVE ANY COMMENTS?

-------------------------                                    --------------------------
-------------------------                                    --------------------------
-------------------------                                    --------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-------------------------------------------------------------------------------
                             THE R.O.C. TAIWAN FUND
-------------------------------------------------------------------------------

Properly executed proxies will be voted in the manner directed herein by the undersigned. If no such directions are given, such proxies will be voted FOR all nominees referred to in Item 1, FOR the proposition referred to in Item 2 and AGAINST the proposition referred to in Item 3.











Please be sure to sign and date this Proxy.                   Date
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Shareholder sign here                                     Co-owner sign here



1. The election of three Trustees, Messrs. Collins, Kuczynski and Wang, to serve for a term expiring on the date of the 2003 Annual Meeting of Shareholders or the special meeting in lieu thereof:

                                                                     For All
                                                  For     Withheld    Except

     Edward B. Collins                            [  ]      [  ]       [  ]
     Pedro-Pablo Kuczynski
     Gregory Kuo-Hua Wang

     If you do not wish your shares voted "For" any particular nominee, mark the "For All Except" box and strike through the name(s) of the nominee(s).Your shares will be voted for the remaining nominee(s).

                                                  For      Against    Abstain

2.   Ratification of the selection of KPMG Peat   [  ]       [  ]       [  ]
     Marwick as independent public accountants
     of the Trust for its fiscal year ending
     December 31, 2000.

3.   Conversion of the Trust from a closed-end    [  ]       [  ]       [  ]
     investment company into an open-end
     investment company and certain related
     matters.

            Please sign and return promptly in the enclosed envelope.
             No postage is required if mailed in the United States.

Mark box at right if you have noted an address change or comments
on the reverse side of this card.                                       [  ]


RECORD DATE SHARES: